UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 18, 2009
PepsiAmericas, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-15019	13-6167838
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 RBC Plaza
60 South Sixth Street
Minneapolis, Minnesota 55402
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (612) 661-4000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
As previously disclosed, PepsiAmericas, Inc. (the “Company”) adopted the accounting provisions of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statement- an Amendment of ARB No. 51 (SFAS No. 160) on a prospective basis as of the beginning of the Company’s 2009 fiscal year. SFAS No. 160 amends ARB No. 51, establishing new standards governing the accounting for and reporting of (1) noncontrolling interests in partially owned consolidated subsidiaries and (2) the loss of control of subsidiaries. The Company also adopted the presentation and disclosure requirements of SFAS No. 160 on a retrospective basis in the first quarter of 2009. Although the adoption of SFAS No. 160 changes the basis of the consolidated financial statement presentation, it did not have a material impact on the Company’s consolidated financial statements and footnotes, thereto.
Based upon the effective date of SFAS No. 160, the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2009 (the “2008 Form 10-K”), as filed with the Securities and Exchange Commission (“SEC”) on March 4, 2009, did not reflect the adoption of SFAS No. 160.
On April 29, 2009, the Company furnished a Current Report on Form 8-K that included the reclassification of certain administrative costs that were previously recorded in our U.S. geographic segment that we determined to be more appropriately associated with our Central and Eastern Europe segment.
This Current Report on Form 8-K (the “Current 8-K”) is being filed to reflect the retrospective presentation in accordance with SFAS No. 160 that was not yet effective for the financial statements originally filed with the Company’s 2008 Form 10-K. It also includes the reclassification noted in the immediately preceding paragraph. In addition, the information included under “Related Party Transactions” in Note 22 has been revised to provide more information with respect to what types of transactions constitute a significant related party transaction, specifically fountain syrup sales to PepsiCo’s national accounts and commissaries. The Current 8-K updates the following sections of the Company’s 2008 Form 10-K to give effect to the foregoing:
•	Item 6 — Selected Financial Data

•	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 7A — Quantitative and Qualitative Disclosures about Market Risk

•	Item 8 — Financial Statements and Supplementary Data
Exhibit 12 to the Current 8-K, which is incorporated by reference herein, sets forth a revised Statement of Calculation of Ratio of Earnings to Fixed Charges to give effect to the foregoing.
All other information in the 2008 Form 10-K remains unchanged, in all material respects, and has not been updated for events or developments that occurred subsequent to the filing of the 2008 Form 10-K with the SEC.
The information in the Current 8-K, including the information in Exhibits 12 and 99.1 hereto and incorporated by reference herein, should be read together with the Company’s reports on Form 10-Q for the quarters ended April 4, 2009 and July 4, 2009 and the Company’s reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description

12	Revised Statement of Calculation of Ratio of Earnings to Fixed Charges.

23	Consent of KPMG LLP.

99.1	Part II, “Item 6—Selected Financial Data;” Part II, “Item 7—Management’s Discussion and Analysis of Financial Conditions and Results of Operations;” Part II “Item 7A—Quantitative and Qualitative Disclosures about Market Risk;” Part II, “Item 8—Financial Statements and Supplementary Data.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiAmericas, Inc.
Date: September 18, 2009	By:	/s/ Alexander H. Ware
Alexander H. Ware
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

12	Revised Statement of Calculation of Ratio of Earnings to Fixed Charges.

23	Consent of KPMG LLP.

99.1	Part II, “Item 6—Selected Financial Data;” Part II, “Item 7—Management’s Discussion and Analysis of Financial Conditions and Results of Operations;” Part II “Item 7A—Quantitative and Qualitative Disclosures about Market Risk;” Part II, “Item 8—Financial Statements and Supplementary Data.”